UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2017

____________________

HANMI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-30421	95-4788120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3660 Wilshire Boulevard, Penthouse Suite A Los Angeles, California	90010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (213) 382-2200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Hanmi Financial Corporation (the “Company”) was held on May 17, 2017. Proxies were solicited by the Company’s management pursuant to Section 14 of the Securities Exchange Act of 1934, as amended. At the meeting, the stockholders voted on the following items:

(1)	election of directors;

(2)	approval, on an advisory and nonbinding basis, of the compensation paid to the Company’s Named Executive Officers (“Say On Pay”) as described in the proxy statement for the meeting;

(3)	approval, on an advisory and nonbinding basis, of the Frequency of the Say On Pay vote; and

(4)	ratification of the selection of KPMG, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

A total of 29,302,083 shares of the Company’s common stock were represented and voted at the meeting, constituting 90.56% of the issued and outstanding shares of common stock entitled to vote at the meeting.

The final results of the stockholder votes were as follows:

(1)	Eight board nominees for director were elected by a majority of votes cast for a term of one year or until their successors are duly elected and qualified. The voting results are as follows:

Nominee	For	Against	Broker Non-Vote

John J. Ahn	26,308,531	7,122	2,948,370

Christie K. Chu	26,355,710	14,195	2,948,370

Harry Chung	26,310,458	5,195	2,948,370

C. G. Kum	26,308,003	7,550	2,948,370

Joseph K. Rho	25,610,481	735,886	2,948,370

David L. Rosenblum	26,310,036	5,442	2,948,370

Thomas Williams	26,160,651	155,002	2,948,370

Michael Yang	26,310,158	5,495	2,948,370

(2)	The advisory vote on executive compensation received the vote of a majority of shares represented and entitled to vote at the meeting. The voting results are as follows:

For	Against	Abstain	Broker Non-Vote
25,936,269	264,071	153,373	2,948,370

(3)	The advisory vote on the frequency of the vote on executive compensation received the vote of a majority of shares represented and entitled to vote at the meeting. The voting results are as follows:

One Year	Two Years	Three Years	Abstain
20,464,523	11,784	5,728,274	149,132

(4)	The stockholders ratified the selection of KPMG, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The voting results are as follows:

For	Against	Abstain	Broker Non-Vote
28,437,296	809,876	54,911	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2017	HANMI FINANCIAL CORPORATION

	By:	/s/ C. G. Kum
C. G. Kum
President and Chief Executive Officer